                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                           MICHAEL BAKER CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                           MICHAEL BAKER CORPORATION
                                 P.O. BOX 12259
                         PITTSBURGH, PENNSYLVANIA 15231

                                                                  April 24, 2003

                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

DEAR SHAREHOLDER:

     We invite you to attend the annual meeting of shareholders of Michael Baker Corporation, on April 24, 2003, at 10:00 a.m. in Houston, Texas.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

     Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, or you may vote over the internet or by telephone by following the instructions found on the proxy card, so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy(s) or voting over the internet or by telephone does not affect your right to vote in person if you attend the annual meeting.

                                                         Sincerely yours,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

April 1, 2003

                         NOTICE OF 2003 ANNUAL MEETING

                              DATE, TIME AND PLACE

     - April 24, 2003

     - 10:00 a.m.

     - Holiday Inn Select, 14703 Park Row, Houston, Texas 77079
      (281) 558-5580

                                    PURPOSE

     - Elect eight directors to serve for a one year term

     - Approve new Long-Term Incentive Compensation Plan

     - Conduct other business if properly raised

                                   PROCEDURES

     - Please complete the enclosed proxy card requested by the Board.

     - Only shareholders of record on March 20, 2003 receive notice of and may vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

                                                        H. JAMES MCKNIGHT
                                                            Secretary

April 1, 2003

                                    CONTENTS

GENERAL.....................................................     1
COMMON STOCK OWNERSHIP......................................     2
  Director and Executive Officer Stock Ownership............     2
  Other Owners of More than 5%..............................     3
  Section 16(a) Beneficial Ownership Reporting..............     3

PROPOSAL 1 -- ELECT DIRECTORS...............................     4
  Director Nominees.........................................     4
  Directors' Compensation...................................     5
  The Board and Committees..................................     5
  The Executive Committee...................................     5
  The Audit Committee.......................................     5
  The Audit Committee Report................................     6
  The Compensation Committee................................     6
  Compensation Committee Interlocks and Insider
     Participants...........................................     6
  The Compensation Committee Report.........................     7
  The Governance and Nominating Committee...................     8
  The Health, Safety, Environmental and Compliance
     Committee..............................................     9
  Summary Compensation Table................................     9
  2002 Option Grants........................................    10
  2002 Aggregate Option Exercises and Year-End Option
     Values.................................................    10
  Equity Compensation Plan Information......................    10
  Employment Continuation Agreements........................    11
  Related Party Transactions................................    11
  Stock Performance Graph...................................    11

PROPOSAL 2 -- APPROVE NEW LONG-TERM INCENTIVE COMPENSATION
  PLAN......................................................    12
  Summary of the 2003 Long-Term Incentive Compensation
     Plan...................................................    12

OTHER INFORMATION...........................................    15
  Other Business............................................    15
  Independent Accountants...................................    15
  Audit Fees................................................    15
  Financial Information Systems Design and Implementation
     Fees...................................................    15
  All Other Fees............................................    15
  Expenses of Solicitation..................................    15
  Shareholder Proposals for Next Year.......................    15

                                    GENERAL

     We have sent you this booklet and proxy on or about April 1, 2003 because the Board of Directors of Michael Baker Corporation is soliciting your proxy to vote at the Company's 2003 annual meeting of shareholders.

WHO MAY VOTE

     Shareholders of Michael Baker Corporation as reflected in our stock records at the close of business on March 20, 2003 may vote. You have one vote for each share of Michael Baker Corporation common stock you own. You have cumulative voting rights in the election of directors. Cumulative voting entitles you to that number of votes in the election of directors equal to the number of shares you hold of record multiplied by the total number of directors to be elected, and to cast the whole number of your votes for one nominee or distribute them among any two or more nominees as you choose. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The eight nominees receiving the highest number of affirmative votes cast at the annual meeting by the holders of common stock voting in person or by proxy, a quorum being present, will be elected as directors.

HOW TO VOTE

     You may vote in person at the meeting or by proxy. Shareholders of record have a choice of voting by proxy over the internet, by telephone, or by using a traditional proxy card. If you hold shares through someone else such as a stockbroker, you may get material from them asking how you want to vote. Please check your proxy card or the information forwarded by your bank, stockbroker or other holder of record to see which options are available to you. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW A PROXY WORKS

     Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you give us a proxy, but do not make any selections, your shares will be voted in favor of our director candidates and the adoption of the 2003 Long-Term Incentive Compensation Plan.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

     You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying our Secretary in writing.

COMMON STOCK OUTSTANDING

     As of the close of business on March 20, 2003, there were 8,303,123 shares of Michael Baker Corporation common stock issued and outstanding.

QUORUM AND VOTING INFORMATION

     In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card, vote over the internet or vote by telephone.

     If a quorum is present at the meeting, votes with respect to the election of directors will be counted as discussed above. Approval of the adoption of the 2003 Long-Term Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast upon the proposal by the holders of Michael Baker Corporation Common Stock. Approval of any other matter that properly comes before the Board requires the favorable vote of the holders of shares representing the majority of the votes cast at the annual meeting (in person or by proxy) unless the matter requires more than a majority vote under statute or our bylaws. Under Pennsylvania law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, but will be counted in determining the presence of a quorum.

                             COMMON STOCK OWNERSHIP

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

     Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Michael Baker Corporation common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows how much Michael Baker Corporation common stock is beneficially owned as of March 20, 2003 by directors, nominees for director, the chief executive officer, the four other highest paid executive officers in 2002 and all directors and executive officers as a group. Each person has sole voting power and sole dispositive power unless indicated otherwise.

                                                 SHARES             PERCENT
              EXECUTIVE OFFICER                OWNED(1)(2)          OF CLASS
              -----------------                -----------          --------
Donald P. Fusilli, Jr.                            96,138              1.2%
H. James McKnight                                 13,986                *
William P. Mooney                                 17,244                *
James B. Richards, Jr.                            26,346                *
John D. Whiteford                                 25,949                *

                                                 SHARES             PERCENT
        NON-EMPLOYEE DIRECTOR/NOMINEE          OWNED(2)(3)          OF CLASS
        -----------------------------          -----------          --------
Robert N. Bontempo                                12,000                *
Nicholas P. Constantakis                          17,500                *
William J. Copeland                               15,800                *
Roy V. Gavert, Jr.                                13,500                *
Thomas D. Larson                                   7,255                *
John E. Murray, Jr.                               12,000                *
Richard L. Shaw                                   95,132(4)           1.1%
Directors and Executive Officers as a Group      388,069(1)(4)        4.7%
  (17 persons)

---------------

*Less than 1%

(1) Includes the number of shares of common stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli 26,279 shares, Mr. McKnight 1,926 shares, Mr. Richards 2,820 shares, Mr. Whiteford 8,737 shares and directors and officers as a group 56,344 shares. ESOP holdings have been rounded to the nearest full share.

(2) Includes options that are exercisable on or within 60 days of March 20, 2003 as follows: Dr. Bontempo 8,000 shares, Mr. Constantakis 5,000 shares, Mr. Copeland 9,000 shares, Mr. Fusilli 69,859 shares, Mr. Gavert 9,000 shares, Dr. Larson 3,000 shares, Mr. McKnight 12,060 shares, Mr. Mooney 17,244 shares, Dr. Murray 8,000 shares, Mr. Shaw 82,927 shares, Mr. Richards 23,526 shares, Mr. Whiteford 17,212 and all directors and officers as a group 283,465 shares.

(3) Includes the following restricted stock in which the Directors do not have dispositive power until restrictions lift as follows: Mr. Shaw 2,000 shares, Dr. Bontempo 2,000 shares, Mr. Constantakis 2,000 shares, Mr. Copeland 2,000 shares, Mr. Gavert 2,000 shares, Dr. Larson 2,000 shares, Dr. Murray 2,000 shares.

(4) Includes 2,000 shares gifted to Mr. Shaw's spouse for which Mr. Shaw disclaims beneficial ownership.

OTHER OWNERS OF MORE THAN 5%

     The following table shows shareholders who are known to the Company to be a beneficial owner of more than 5% of Michael Baker Corporation's common stock as of December 31, 2002.

                                                  SHARES OF             PERCENT
    NAME AND ADDRESS OF BENEFICIAL OWNER       COMMON STOCK(1)          OF CLASS
    ------------------------------------       ---------------          --------
Michael Baker Corporation                         2,993,445(1)            35.7%
Employee Stock Ownership Plan
  Michael Baker Corporation
  P. O. Box 12259
  Pittsburgh, PA 15231-0259
Dalton, Greiner, Hartman, Maher & Co.               451,500(2)            5.38%
  565 Fifth Avenue
  Suite 2101
  New York, NY 10017
Dimensional Fund Advisors Inc.                      458,814(3)            5.47%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

---------------

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person's name. The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered, and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(2) According to Schedule 13G filed January 28, 2003, Dalton, Greiner, Hartman Maher & Co. has the right to dispose of 451,500 shares of common stock and the right to vote 444,165 of such shares.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as an investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds" according to the
    Schedule 13G, filed February 7, 2003, by Dimensional. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of Michael Baker Corporation described in the Schedule 13G that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Michael Baker Corporation stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors' and executive officers' representations, we believe all directors and executive officers complied with the requirements in 2002.

                         PROPOSAL 1 -- ELECT DIRECTORS

     Eight directors will be elected for a one-year term expiring on the date of the next annual meeting of shareholders or until their respective successors have been elected and qualified.

     Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.

     THE BOARD RECOMMENDS YOU VOTE "FOR" EACH OF THE FOLLOWING CANDIDATES.

DIRECTOR NOMINEES

     The following table sets forth certain information regarding the nominees as of March 20, 2003. All of the nominees were elected directors by the Company's shareholders at the 2002 Annual Meeting. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

Robert N. Bontempo                     Professor at Columbia University School of Business since
Age 44                                 July 1994. Formerly: Assistant Professor of International
Director since 1997                    Business at Columbia University Graduate School of Business
                                       from July 1989 to July 1994.

Nicholas P. Constantakis               Retired. Formerly: Partner, Andersen Worldwide SC
Age 63                                 (independent public accountants and consultants) from June
Director since 1999                    1961 to September 1997. Director or Trustee of the Federated
                                       Fund Complex.

William J. Copeland                    Retired. Formerly: Chairman of the Board of the Company;
Age 84                                 Vice Chairman of the Board of PNC Financial Corp. and
Director since 1983                    Pittsburgh National Bank. Director Emeritus of the Federated
                                       Fund Complex.

Donald P. Fusilli, Jr.                 President and Chief Executive Officer since April 2001.
Age 51                                 Formerly: President and Chief Operating Officer since May
Director since 2001                    2000; Executive Vice President -- Energy since 1994; other positions with the Company since 1973.

Roy V. Gavert, Jr.                     Retired. Formerly: President and Chief Executive Officer of
Age 69                                 Kiplivit North America, Inc. (manufacturing) since July
Director since 1988                    1995; Chairman of World Class Processing, Inc.
                                       (manufacturing); Chief Executive Officer of Horton Company
                                       (manufacturer of valves for household appliances); Executive
                                       Vice President, Westinghouse Electric Corporation. Director
                                       Fincom, Inc. and Control Power Corporation.

Thomas D. Larson                       Self employed (consultant). Formerly: Administrator, United
Age 74                                 States Federal Highway Administration until January 1992;
Director since 1993                    Secretary of the Pennsylvania Department of Transportation;
                                       and Professor of Engineering, The Pennsylvania State
                                       University.

John E. Murray, Jr.                    Chancellor Duquesne University since 2001; Professor of Law
Age 70                                 of Duquesne University since prior to 1995. Formerly:
Director since 1997                    President of Duquesne University since prior to 1995.
                                       Director or Trustee of the Federated Fund Complex.

Richard L. Shaw                        Chairman of the Board since 1993. Formerly: Chief Executive
Age 75                                 Officer from September 1999 to April 2001; President and
Director since 1965                    Chief Executive Officer of the Company from September 1993 through September 1994; President and Chief Executive
                                       Officer of the Company from April 1984 to May 1992.

DIRECTORS' COMPENSATION

     Compensation for non-employee directors has been set as follows since May 2001:

     - Annual retainer -- $17,000;

     - Attendance at each regularly scheduled or special meeting of the Board of Directors -- $1,000;

     - Attendance at a Board of Directors committee meeting -- $750;

     - Telephonic attendance at a Board of Directors or committee meeting -- $100;

     - Additional annual retainer for Chairman of the Board of Directors -- $5,000; and

     - Additional annual retainer for committee chairmen -- $2,500.

     In addition, non-employee directors participate in the 1996 Nonemployee Directors' Stock Incentive Plan, which provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee of the Company or any of its subsidiaries is granted 1,000 restricted shares and an option to purchase 2,000 shares of common stock on the first business day following the Annual Meeting of Shareholders.

     See also "Related Party Transactions" on page 11.

THE BOARD AND COMMITTEES

     The Board met seven times during 2002. All directors attended at least 75% of all meetings of the Board and the committees on which they served in 2002. The Board committees that help the Board fulfill its responsibilities are discussed below.

THE EXECUTIVE COMMITTEE

     The Executive Committee of the Board of Directors, consisting of Mr. Shaw as Chairman, and Mr. Copeland, Mr. Fusilli and Dr. Murray, held one meeting in 2002. The Executive Committee has all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of Michael Baker Corporation.

THE AUDIT COMMITTEE

     The Audit Committee, consisting of Dr. Bontempo as Chairman, and Mr. Constantakis and Dr. Larson, held seven meetings in 2002. The Board of Directors in its best business judgment has concluded that all Audit Committee members are independent as defined by the American Stock Exchange listing standards. The Audit Committee acts under a written charter which was amended by the Board of Directors on February 21, 2002. The functions performed by the Audit Committee include:

     - recommending the independent accountants subject to the approval of the Board of Directors,

     - reviewing with the independent accountants the plan for, and the results of, the auditing engagement,

     - approving professional services to be provided by the independent accountants before the services are performed,

     - reviewing the independence of the independent accountants,

     - discussing the Company's financial statements with the independent accountants and management, and

     - reviewing the Company's system of internal accounting controls.

     The Audit Committee has considered whether the independent public accountant's provision of non-audit related services is compatible with maintaining the independence of the independent public accountants.

THE AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of our oversight function, we meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We meet privately with the independent public accountants, who have unrestricted access to the Audit Committee. Specifically, we have reviewed and discussed the consolidated balance sheet of Michael Baker Corporation and subsidiaries as of December 31, 2002, and the related consolidated statements of income, shareholders investment and cash flows, for the year then ended, with management of the Company and the independent public accountants. These financial statements, which are the responsibility of the Company's management, are included in the Company's annual report to shareholders and in the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission. They have been audited by PricewaterhouseCoopers LLP, independent public accountants, and their report thereon, which accompanies the financial statements, is an important part of the Company's reporting responsibility to its shareholders. Based on our review of the financial statements and the discussions with Company management and the independent public accountants, we are responsible for making a recommendation to the Board of Directors of the Company regarding inclusion of the audited financial statements in the Company's annual report on Form 10-K.

     We have met with the independent public accountants and discussed the matters that they are required to communicate to us by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. These items include, but are not limited to, significant issues identified during the audit such as management judgments and accounting estimates, accounting policies, proposed audit adjustments, financial statement disclosure items and internal control issues, and if there were any disagreements with management or difficulties encountered in performing the audit.

     The Company's independent public accountants also provided us with written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). We have met with and discussed the independent public accountants' independence.

     Based on our review and discussions, we have recommended to the Company's Board of Directors that the aforementioned 2002 audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     As part of the ongoing oversight process, the Audit Committee has been closely monitoring the significant regulatory activities of the SEC and AMEX during the 2002 fiscal year. In order to ensure compliance with all of the new and pending rules and regulations, the Audit Committee has sought and received the advice of legal counsel and the advice of the Company's independent public accountants. The Audit Committee has reviewed its existing charter, policies and procedures and is positioning itself to adopt and implement appropriate policies and procedures in a timely manner, and to update its charter accordingly.

     Respectfully submitted,

     Robert N. Bontempo      Nicholas P. Constantakis      Thomas D. Larson

THE COMPENSATION COMMITTEE

     The Compensation Committee, consisting of Mr. Gavert as Chairman, and Dr. Bontempo and Dr. Larson, held six meetings in 2002. The Compensation Committee reviews and recommends to the Board the compensation of senior executives and directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The members of the Compensation Committee in 2002, Mr. Gavert as Chairman, Dr. Bontempo and Dr. Larson, are non-employee directors. During 2002, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity (other than the Company's Board of Directors) related to any member of the Company's Board of Directors.

     EVEN IF MICHAEL BAKER CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES LAWS INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, THE FOLLOWING REPORT AND THE STOCK PERFORMANCE GRAPH ON PAGES 11 AND 12 ARE NOT INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

THE COMPENSATION COMMITTEE REPORT

     Introduction. Decisions regarding compensation of the Company's executives generally are made by the Compensation Committee of the Board. In 2002, the Compensation Committee consisted of Mr. Gavert as the Chairman and Drs. Bontempo and Larson.

     All recommendations of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Mr. Gavert and Drs. Bontempo and Larson in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 2002 as they affected executive officers of the Company.

     Compensation Philosophy. The Company's philosophy on compensation places a share of employee compensation "at risk", thereby rewarding employees based on the overall performance of the Company. The Company's "Line-of-Sight" annual incentive compensation plan adopted in 2001 utilizes this philosophy. The following are the Company compensation objectives:

     - to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities;

     - to ensure that pay is competitive with other leading companies in the Company's industries;

     - to reward executive officers and other key employees for corporate, group and individual performance; and

     - to ensure that total compensation to the executive officers as a group is not disproportionate when compared to the Company's total employee population.

     Compensation.  The Compensation Committee retains the services of William
M. Mercer, a compensation consulting firm, to assist the Committee in connection with performance of its duties. William M. Mercer provides ongoing advice to the Committee with respect to the reasonableness of compensation paid to executive officers of the Company. In addition, William M. Mercer reviews director's compensation and assists in the development of incentive compensation plans and policies.

     Effective April 25, 2001, when Mr. Fusilli succeeded Mr. Shaw as Chief Executive Officer, Mr. Shaw entered into a Consulting Agreement to provide for Mr. Shaw's performance of consulting services to the Company until April 26, 2003 with annual compensation equal to 25% of his salary of $425,006 in effect on April 25, 2001. In addition, pursuant to the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the Agreement. During 2002, life insurance premiums were paid on Mr. Shaw's behalf in the amount of $45,022. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005.

     On April 25, 2001, Mr. Fusilli became the President and Chief Executive Officer of the Company at an annual base salary of $400,000. On February 18, 2003 Mr. Fusilli's salary was increased to $410,000, effective April 1, 2003. The Compensation Committee believes this salary is in line with the Company's philosophy for executive officers and is in accord with the responsibilities of Mr. Fusilli as Chief Executive Officer. In addition to his base salary, Mr. Fusilli may be awarded a bonus by the Compensation Committee based on the Committee's evaluation of Mr. Fusilli's performance. In assessing Mr. Fusilli's performance, the Compensation Committee reviews a variety of areas affecting the Company's performance for which Mr. Fusilli is held accountable such as leadership, strategic planning, financial results, succession planning, human resources, communications, and external and Board relations. The Committee did not award a bonus to Mr. Fusilli for fiscal year 2002. No stock options were granted to Mr. Fusilli or any other executive officers in 2003 for fiscal year 2002 performance.

     The Company applies a compensation program consisting of base salary, annual incentive compensation and long-term incentive compensation. In determining base salaries for 2002, the Compensation Committee reviewed the relationship of an executive's compensation to that of other executive officers of the Company, similar executive officers in comparable companies, and the Company's current and projected growth and profitability performance. In determining annual and long-term incentive compensation, the Compensation Committee reviewed the Company's performance in 2002.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The Committee reviews these recommendations in light of the above referenced factors. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     In keeping with its philosophy of placing a portion of employee compensation "at-risk", the Committee administers the Company's 2001 "Line-of-Sight" Incentive Compensation Plan, in which all employees have an opportunity to participate on an annual basis. Under the Plan, the Committee established a Company performance goal measured by earnings per share and revenue. Upon achievement of the Company earnings per share performance goal and other Company goals established based upon an employee's group within the Plan, the employee may receive payment of an incentive award up to the amount of a pre-established incentive target. The incentive targets are based upon market comparisons to ensure that incentive compensation opportunities are competitive with other leading companies in the Company's industries or lines of business. Providing an incentive compensation payment opportunity contingent upon the achievement of the Company's performance goals facilitates the objective of establishing a clear line-of-sight between the overall performance of the Company and the individual contribution of each employee.

     1995 Stock Incentive Plan. The 1995 Stock Incentive Plan provides long-term incentive compensation to eligible employees. Stock options awarded under the Plan are based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the long-term success of the Company, the employee's cash compensation, the expected rate of appreciation in the value of the stock option, and any other factors which the Compensation Committee may deem relevant. No stock options were granted by the Committee in 2003 for 2002 performance.

     2003 Long-Term Incentive Compensation Plan. In February 2003, the Board adopted the 2003 Long-Term Incentive Compensation Plan, subject to your approval. The new long-term incentive compensation plan is designed to award employees for specific performance factors, which are defined in the plan, over a three (3) year time period. The Compensation Committee and the Board believe that this plan design provides a commitment to long-term performance. The Plan provides for the payment of performance-based incentive awards to employees and includes provisions that protect the Company's ability to take a tax deduction for such awards. Payment of incentive awards will be, in part, in the form of restricted stock, which will assist in aligning the interests of employees and shareholders.

     Respectfully submitted,

     Roy V. Gavert, Jr.        Robert N. Bontempo        Thomas D. Larson

THE GOVERNANCE AND NOMINATING COMMITTEE

     The Governance and Nominating Committee, consisting of Dr. Murray as Chairman, and Dr. Bontempo, Mr. Constantakis and Mr. Copeland held two meetings during 2002. The Governance and Nominating Committee considers and recommends candidates to sit on the Board of Directors and addresses issues related to governance relative to the Company.

THE HEALTH, SAFETY, ENVIRONMENTAL AND COMPLIANCE COMMITTEE

     The Health, Safety, Environmental and Compliance Committee, consisting of Dr. Larson as Chairman, and Mr. Fusilli and Mr. Gavert held three meetings in 2002. The Committee reviews and considers health, safety, environmental and compliance issues relative to the Company.

                           SUMMARY COMPENSATION TABLE

     This table shows the compensation for Michael Baker Corporation's Chief Executive Officer and the four remaining most highly paid executive officers in 2002.

                                                                         LONG TERM
                                                                        COMPENSATION
                                               ANNUAL COMPENSATION         AWARDS
                                              ---------------------     ------------
                                                                         SECURITIES
                                                                         UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY       BONUS        OPTIONS(1)      COMPENSATION(2)
---------------------------          ----     --------     --------     ------------     ---------------
Donald P. Fusilli (3)                2002     $400,005     $     --        41,056           $ 11,972
  President and Chief                2001     $382,696     $259,503        20,528           $ 11,060
  Executive Officer                  2000     $309,553     $ 50,000            --           $ 86,657

H. James McKnight                    2002     $234,998     $ 25,000        19,296           $151,549
  Executive Vice President           2001     $234,998     $106,719         9,648           $ 11,672
  General Counsel and                2000     $215,034     $ 25,000            --           $ 11,973
  Secretary

William P. Mooney(4)                 2002     $240,011     $     --        19,708           $    858
  Executive Vice President and       2001     $240,011     $108,995         9,854           $    560
  Chief Financial Officer            2000     $120,006     $ 25,000            --           $    258

James B. Richards, Jr.               2002     $196,693     $     --        15,192           $ 10,527
  Executive Vice President           2001     $186,461     $ 84,020         7,596           $  9,979
                                     2000     $152,216     $ 37,003            --           $  8,134

John D. Whiteford                    2002     $196,589     $     --        15,602           $ 10,521
  Executive Vice President           2001     $190,008     $ 86,287         7,801           $  9,633
                                     2000     $175,833     $ 38,002            --           $ 67,309

---------------

(1) The Company granted stock options to executive officers in 2002 and 2001, for 2001 and 2000 performance, respectively. No stock options were granted to the executive officers in 2000 for 1999 performance.

(2) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 2002, 2001 and 2000 respectively: Mr. Fusilli, $9,350, $9,350 and $10,500; Mr. McKnight, $9,350, $9,350 and $9,651; Mr. Richards, $9,350, $9,350 and $7,023; Mr. Whiteford,
    $9,350, $9,350 and $8,862. Also includes group life insurance premiums paid by the Company on behalf of the following individuals as employees in 2002, 2001 and 2000 respectively: Mr. Fusilli, $2,622, $1,710 and $841; Mr.
    McKnight, $2,322, $2,322 and $2,322; Mr. Mooney, $858, $560 and $0; Mr.
    Richards, $1,177, $629 and $392; Mr. Whiteford, $283, $283 and $540.
    Includes $75,316 and $57,907 in relocation expenses paid in 2000 on behalf of Messrs. Fusilli and Whiteford, respectively. Includes $139,877 for Mr. McKnight with respect to stock option exercises in 2002.

(3) Mr. Fusilli's Annual Compensation reflects increases based on changes in his position during the period presented. Mr. Fusilli was elected President and Chief Operating Officer in May 2000, and on April 25, 2001, Mr. Fusilli became the President and Chief Executive Officer of the Company.

(4) Mr. Mooney's Annual Compensation for 2000 represents a partial year based on his date of hire.

2002 OPTION GRANTS

     This table shows the options granted in 2002 for 2001 performance.

                                                                                          POTENTIAL REALIZABLE
                               NO. OF        % OF TOTAL                                     VALUE AT ASSUMED
                               SHARES         OPTIONS                                     ANNUAL RATES OF STOCK
                             SUBJECT TO       GRANTED                                        APPRECIATION(1)
                               OPTIONS      TO EMPLOYEES   EXERCISE PRICE/   EXPIRATION   ---------------------
NAME                           GRANTED        IN 2002           SHARE           DATE         5%         10%
----                        -------------   ------------   ---------------   ----------   --------   ----------
Donald P. Fusilli, Jr.         41,056           19.0%         $15.6250       21-Feb-12    $403,436   $1,022,386
H. James McKnight              19,296            8.9%         $15.6250       21-Feb-12    $189,612   $  480,513
William P. Mooney              19,708            9.1%         $15.6250       21-Feb-12    $193,660   $  490,773
James B. Richards, Jr.         15,192            7.0%         $15.6250       21-Feb-12    $149,284   $  378,315
John D. Whiteford              15,602            7.2%         $15.6250       21-Feb-12    $153,313   $  388,525

---------------

(1) Based on assumed annually compounded rates of stock price appreciation over the ten-year life of the option as permitted by the rules of the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated.

2002 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES

     This table shows the number and value of stock options exercised and unexercised for the named executive officers.

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING               VALUE OF UNEXERCISED
                                SHARES                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON    VALUE         DECEMBER 31, 2002             DECEMBER 31, 2002
NAME                           EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                          -----------   --------   -------------------------  -------------------------------
Donald P. Fusilli, Jr.               0             0         54,463/61,559               $178,781/$41,805
H. James McKnight               20,406      $139,877          4,824/36,306                     $0/$25,731
William P. Mooney                    0             0          9,854/19,708                $11,948/$11,948
James B. Richards, Jr.               0             0         17,829/21,263                $42,397/$14,219
John D. Whiteford                    0             0         11,361/15,603                 $16,401/$9,460

---------------

(1) The value of unexercised options is based on the differences between the exercise prices of the various option grants and the closing price of Michael Baker Corporation's common stock on the American Stock Exchange on December 31, 2002 of $10.95.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 about equity awards under our equity compensation plans and arrangements in the aggregate.

                                               (A)                     (B)                       (C)
                                                                                        NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                                     NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                     BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                     OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                          WARRANTS AND RIGHTS     WARRANTS AND RIGHTS     REFLECTED IN COLUMN(A))
-------------                        -----------------------   --------------------   -------------------------
Equity compensation plans approved
  by shareholders..................          579,854                  $10.72                   334,248
Equity compensation plans not
  approved by shareholders.........               --                      --                        --
          Total....................          579,854                  $10.72                   334,248

EMPLOYMENT CONTINUATION AGREEMENTS

     The Company entered into Employment Continuation Agreements in October 2000, with Messrs. Fusilli, McKnight, Mooney, Richards and Whiteford. Under the Agreements with Messrs. Fusilli, McKnight, and Mooney, the executives agree to remain in the employ of the Company for thirty-six months following the date of a change of control (as defined in the Agreements), and the Company agrees to provide salary and benefits at levels commensurate with those prior to the change of control for that period. The Agreements further provide that if the executive's employment is terminated by reasons other than death, disability, voluntary termination (except a voluntary termination for good reason as defined in the Agreements), or is terminated by the Company other than for cause (as defined in the Agreements) during that period, the Company will pay the executives their (i) earned salary, (ii) a severance amount equal to three times the sum of the executives' annual base salary and the average bonus for the five fiscal years preceding the change of control, and (iii) obligations accrued under applicable benefit plans and programs, and continue their benefits for three years. The payments under the Agreements may be subject to reduction to the extent that they are considered excess parachute payments under the Internal Revenue Code. Furthermore, the executives will under certain circumstances receive similar benefits if their employment is terminated in contemplation of a change of control and a change of control occurs within one year following such termination.

     The Agreements with Mr. Richards and Mr. Whiteford are the same except that the executive agrees to remain in the employ of the Company for twenty-four months following a change of control and the severance amount is an amount equal to two times the sum of the executive's annual base salary and the average bonus for the five fiscal years preceding the change of control with continued benefits for two years.

RELATED PARTY TRANSACTIONS

     The Company entered into an Employment Agreement with Richard L. Shaw in April 1988, which was supplemented in March 1992, October 1994, June 1995, March 1998 and September 1999. During 2001, Mr. Shaw, as Chief Executive Officer of the Company until April 25, 2001, was compensated under the terms of his Employment Agreement at an annual salary of $425,006. In addition, the Company covered the costs of health insurance and maintained a life insurance policy for Mr. Shaw as provided for in the Agreement. This Agreement also provided for a supplemental retirement benefit of $5,000 per month commencing on expiration of the Agreement. Effective April 25, 2001, Mr. Shaw retired from the position of Chief Executive Officer of the Company, and the Company and Mr. Shaw entered into a Consulting Agreement for Mr. Shaw's consulting services for the period April 26, 2001 through April 26, 2003. The Consulting Agreement provides an annual compensation equal to 25% of Mr. Shaw's previous salary of $425,006. In addition, under the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Consulting Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the consulting term. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005.

STOCK PERFORMANCE GRAPH

     The line graph compares, for the five year period commencing December 31, 1997, the yearly percentage change in the cumulative total shareholder return on the Company's common stock with the cumulative total return of the S&P 500 Index, the Russell 2000 Index, the Philadelphia Oil Service Index and a peer group identified by the Company to best approximate the Company's lines of business. In future Proxy Statements, the Company will no longer compare itself to the S&P 500 Index, as it believes the Russell 2000 Index and the Philadelphia Oil Service Index better represent the Company's market capitalization and lines of business.

     The peer group was selected to include publicly-traded companies engaging in one or more of the company's lines of business: civil infrastructure engineering, construction management, and operations and maintenance. The peer group consists of Tetra Tech, Inc., and URS Corporation.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
  AMONG MICHAEL BAKER CORPORATION, THE S&P 500 INDEX, THE RUSSELL 2000 INDEX,
              THE PHILADELPHIA OIL SERVICE INDEX, AND A PEER GROUP

               (5 YEAR CUMULATIVE TOTAL RETURN COMPARISON GRAPH)

* $100 invested on 12/31/97 in stock or index and assumes reinvestment of dividends. Fiscal year ending December 31.

        PROPOSAL 2 -- APPROVE NEW LONG-TERM INCENTIVE COMPENSATION PLAN

     On February 19, 2003, the Board adopted the 2003 Long-Term Incentive Compensation Plan (the "Incentive Plan") to supplement the Company's 1995 Stock Incentive Plan and 2001 "Line-of-Sight" Incentive Compensation Plan, subject to your approval. The Incentive Plan includes, among other things, the requirement to pay incentive awards in the form of cash and restricted stock and provisions that protect the Company's ability to take a tax deduction for performance-based awards made under the Incentive Plan, in conformance with section 162(m) of the Internal Revenue Code (the "Code") and related regulations, in case certain executive officers who are awardees individually have more than $1,000,000 of compensation in any one year. In accordance with Code section 162(m), if you do not approve the Incentive Plan as proposed in this Proxy Statement no awards would be made under the Incentive Plan to the chief executive officer or any of the other four highest compensated executive officers of Michael Baker Corporation.

     The Board thinks you should approve the new Incentive Plan because it encourages eligible employees to increase their efforts to help make Michael Baker Corporation more successful and to remain with the Company by providing them the opportunity to earn incentive payments upon the achievement of established performance goals. The Incentive Plan will also assist in aligning the interests of employees and shareholders through the payment of incentive awards partially in the form of restricted stock.

     The following is a summary of the main features of the 2003 Long-Term Incentive Compensation Plan; however, you may want to read the whole Incentive Plan before voting, which is attached hereto as Exhibit A.

SUMMARY OF THE 2003 LONG-TERM INCENTIVE COMPENSATION PLAN

     The purpose of the Incentive Plan is to provide for an incentive payment opportunity to key employees of Michael Baker Corporation and its subsidiaries, which may be earned upon the achievement of established performance goals over a three (3) year time period. By placing a portion of compensation at risk and by providing an incentive payment opportunity based upon long-term performance goals, the Company can reward performance based on the overall performance of the Company and the individual contribution of each employee.

ADMINISTRATION

     The Incentive Plan will be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. The Committee will be comprised solely of "outside directors" within the meaning of Code section 162(m) and non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee will have the power to designate eligible employees for participation, determine the performance goals and incentive targets, approve payment of all incentive awards, review and approve amendments, and make all necessary determinations under the Incentive Plan. Decisions of the Committee regarding the Incentive Plan are final and conclusive.

ELIGIBILITY

     Participants under the Incentive Plan will be any employees of the Company or its subsidiaries, including the Company's President and Chief Executive Officer and any other senior executive officers who are, or may be, "covered employees" as defined in Code section 162(m)(3). The Company estimates that approximately 15 senior officers will be eligible to participate in the Incentive Plan.

PERFORMANCE PERIODS AND PERFORMANCE GOALS

     There will be three-year performance periods under the Incentive Plan. A new performance period will begin on January 1 of each calendar year and end on December 31 three years thereafter. Within ninety (90) days after the beginning of each performance period, the Committee will establish specific performance goals for the period. The performance goals are the specific targets and objectives established by the Committee under one or more, or a combination of, absolute values or rates of change in any of the following objective Company and individual participant performance measures.

- Company performance measures will be based upon one or more of the following performance measures: earnings per share, earnings per share growth rates, return on total capital, stock price, revenues, revenues from operations, costs, net income, operating income, operating margin, cash flow, market share, return on equity, return on assets and total shareholder return.

- Participant performance measures will be based upon one or more of the following performance measures: number of accounts, gross margin, workers' compensation claims, budgets, cost per hire, turnover rate, training costs and expenses.

     The Committee will establish one of the Company performance goals as the threshold Company performance goal. In general, the threshold Company performance goal must be achieved in all calendar years within the performance period in order for incentive awards to be earned at the end of the performance period. However, with respect to the first performance period, the incentive awards are paid annually, as described below, and the threshold Company performance goal must be achieved in each year in which payment of incentive awards is made.

     At the commencement of each performance period, the Committee will also establish a schedule of incentive targets, setting forth the amount to be paid based on the extent to which the performance goals for the performance period are actually achieved. The incentive targets will be expressed as a percentage of the participants' base salary, or other measure specified by the Committee, in effect at the time the performance goal is established. Results against the performance goals will be determined and measured by an objective calculation method established by the Committee at the time of establishment of the performance goals, except that the Committee may determine, at the time the performance goals are established, that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational or extraordinary items as defined by generally accepted accounting principles, will be excluded from the calculation of the performance goal.

     Payment of any incentive award under the Incentive Plan is contingent upon the attainment of the pre-established performance goals. The amount of any incentive award paid may not exceed the incentive target established. The Committee may not increase any incentive target or incentive award payable. The Committee may, however, reduce or eliminate any incentive target or incentive award payable, provided that the action will not result in any increase in the amount of any incentive target or incentive award payable to any other Incentive Plan participant.

PAYMENT OF INCENTIVE AWARDS

     Except for the first performance period, incentive awards will be paid 50 percent in cash and 50 percent in Company stock by March 30 of the year following the end of the performance period and after the Committee has determined and certified in writing the extent to which the performance goals were attained and the incentive awards were earned. One-half of the stock is subject to restrictions and the risk of forfeiture if the participant's employment is terminated for any reason prior to the first year anniversary of the performance period, and is held in escrow by the Company until the risk of forfeiture lapses.

     For the first performance period, incentive awards will be paid by March 30 of each calendar year within the performance period and after the Committee has determined and certified in writing the extent to which the performance goals were attained and the incentive awards were earned. For the first calendar year within the first performance period, incentive awards will be paid in cash. For the second calendar year within the first performance period, incentive awards will be paid 50 percent in cash and 50 percent in Company stock. For the third calendar year within the first performance period, incentive awards will be paid in Company stock. In each case that a payment is made in Company stock, one-half of the stock is subject to restrictions and the risk of forfeiture if the participant's employment is terminated for any reason prior to the first year anniversary of the end of the calendar year for which the payment was paid, and is held in escrow by the Company until the risk of forfeiture lapses.

     The aggregate number of shares that may be awarded under the Incentive Plan is 750,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. The maximum amount of cash compensation that can be paid to any participant with respect to any performance period under the Incentive Plan is $500,000 and the maximum number of shares of Company stock that can be granted to any participant with respect to any performance period is 50,000 shares. The actual amount of compensation to be paid to participants under the Incentive Plan is not determinable in advance because it is substantially uncertain whether the minimum levels of performance necessary to achieve any level of incentive award under the Incentive Plan, and what levels of performance, will be realized. Additionally, the Committee has retained discretion to reduce or eliminate the incentive awards payable to any participant under the Incentive Plan.

AMENDMENT OR TERMINATION OF INCENTIVE PLAN

     The Company may amend or terminate the Incentive Plan at any time. Because the Company has retained the discretion to change specific performance targets, shareholder re-approval of the Incentive Plan will be required at five-year intervals in the future under the regulations issued under Code section 162(m).

ADDITIONAL INFORMATION

     The Company expects to award performance-based compensation under the Incentive Plan, which is exempt from the $1,000,000 annual deduction limit (for Federal income tax purposes) of compensation paid by public corporations to each of the corporation's chief executive officer and four other most highly compensated executive officers in each fiscal year, which limit is imposed by Code section 162(m). Because of ambiguities and uncertainties as to the application and interpretation of Code section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Code section 162(m) does in fact do so.

VOTE REQUIRED

     Approval of the adoption of the Incentive Plan requires the affirmative vote of a majority of the votes cast upon the proposal by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 2003 LONG-TERM INCENTIVE COMPENSATION PLAN.

                               OTHER INFORMATION

OTHER BUSINESS

     We do not expect any business to come before the meeting other than the election of directors and the adoption of the new 2003 Long-Term Incentive Compensation Plan. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected the independent accounting firm of PricewaterhouseCoopers LLP, ("PwC"), to examine the financial statements of the Company for 2003.

     PwC audited the financial statements of the Company for 2002. The Board of Directors expects that representatives of PwC will be present at the annual meeting and, while the representatives do not currently plan to make a statement at the meeting, they will be available to respond to appropriate questions.

AUDIT FEES

     Michael Baker Corporation was billed $304,400 in aggregate fees by PwC for the professional services rendered for the audit of Michael Baker Corporation's financial statements for the year ended December 31, 2002, and the reviews of its financial statements included in its Forms 10-Q for the 2002 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PwC did not bill Michael Baker Corporation for any financial information systems design and implementation fees for services rendered during 2002.

ALL OTHER FEES

     In addition to the audit fees described above, PwC billed Michael Baker Corporation $59,937 in aggregate fees for other professional services rendered in 2002. These fees were primarily for tax services.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and other employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     To be eligible for inclusion in next year's proxy for the 2004 annual meeting of shareholders, the deadline for shareholder proposals to be received by our Secretary is December 2, 2003. In connection with the 2004 annual meeting of shareholders, if we do not receive notice of a matter or proposal to be considered, on or before February 15, 2004, or in accordance with Section 2.01.1 of our By-Laws with respect to nominations of candidates for election as directors, then the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at the 2004 annual meeting.

                                                   By order of the Board of
                                                   Directors,

                                                   H. JAMES MCKNIGHT
                                                   Secretary

                                                                       EXHIBIT A

                           MICHAEL BAKER CORPORATION

                   2003 LONG-TERM INCENTIVE COMPENSATION PLAN

     SECTION 1. Purpose. The purpose of the Michael Baker Corporation 2003 Long-Term Incentive Compensation Plan (the "Plan") is to provide for an incentive payment opportunity to key employees of Michael Baker Corporation (the "Company") and its subsidiaries, which may be earned upon the achievement of established performance goals. By providing an incentive payment opportunity based upon performance goals and by placing a portion of compensation at risk, the Company can reward performance based on the overall performance of the Company and the individual contribution of each employee.

     SECTION 2. Effective Date. The effective date of this Plan is January 1, 2003, provided that the Plan is approved by shareholders of the Company prior to the payment of any compensation hereunder. The Plan will remain in effect from year to year (each calendar year shall be referred to herein as a "Plan Year") until formally amended or terminated in writing by the Company's Board of Directors (the "Board").

     SECTION 3.  Administration of the Plan.

     SECTION 3.01. Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be both (1) a "non-employee director" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule and
(2) an "outside director" as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

     SECTION 3.02. Determinations. The Committee shall determine the Incentive Targets, Incentive Awards and Performance Goals as defined in Sections 5.01,
5.02 and 5.03 of the Plan and designate the employees who are to participate in the Plan.

     SECTION 3.03. Notice of Participation. Each employee who has been designated to participate in the Plan shall receive a written notice, in the form prescribed by the Committee, informing the employee that he or she has been selected to be a Participant (a "Participant") in the Plan and specifying the period for which such designation is to remain in effect. No employee shall have the right to become a Participant and shall not be a Participant until the date specified in the notice. Designation of participation does not guarantee a Participant that an Incentive Award will be earned.

     SECTION 4.  Eligibility, Termination, New Participants.

     SECTION 4.01. Eligibility. Any employee of the Company or any subsidiary, including any employee who is a "covered employee", as defined in Section 162(m)(3) of the Code and the regulations promulgated thereunder, shall be eligible to participate in the Plan upon written designation by the Committee as provided in Section 3.03.

     SECTION 4.02.  Termination of Employment.  Except as provided in Section
4.03 of the Plan, a Participant whose employment with the Company and all subsidiaries is terminated prior to the payment of an Incentive Award or Awards will forfeit all right to such unpaid Incentive Awards.

     SECTION 4.03. Death, Disability or Retirement. If, during a Performance Period, as defined in Section 5.04 of the Plan, a Participant dies or becomes disabled, within the meaning of Section 22(e)(3) of the Code, or retires at age 65 or older under and pursuant to any retirement plan of the Company, the Participant, or his or her estate, shall be entitled to receive a partial Incentive Award for the portion of the

Performance Period during which the Participant was employed, provided that the applicable Performance Goals for such Performance Period are achieved and, in the case of retirement or disability, the Participant is not employed in any capacity by any competitor of the Company or is otherwise then engaging in competitive activities with the Company. In the case of any partial Incentive Award payment, such amounts shall be paid as provided in Section 6 of the Plan.

     SECTION 4.04. New Participants. Except as provided in this Section 4.04, an employee who is not a Participant as of the first day of a Performance Period shall not become a Participant for that Performance Period. New employees of the Company or any subsidiary hired during a Performance Period, and employees promoted during the Performance Period who were not eligible to participate in the Plan at the beginning of the Performance Period, may, as determined by the Committee in its discretion, become a Participant during a Performance Period and participate in the Plan for such Performance Period on a pro-rata basis if the employee becomes a Participant effective not later than 90 days after the beginning of the Performance Period.

     SECTION 5. Incentive Targets, Incentive Awards, Performance Goals and Performance Periods.

     SECTION 5.01. Incentive Targets. Each Participant under the Plan shall be assigned an incentive target (an "Incentive Target"), which may be expressed as a percentage of the Participant's base salary or other measure prescribed by the Committee, as related to the level of achievement that may be attained over the performance period. Incentive Targets shall be determined within 90 days after the commencement of each Performance Period and approved by the Committee.

     SECTION 5.02. Incentive Awards. Incentive awards ("Incentive Awards") may be earned by Participants during a Performance Period; provided, however, that
(a) no Incentive Award may exceed the Participant's Incentive Target established for the actual level of achievement attained over the performance period and (b) payment of any Incentive Award under the Plan shall be contingent upon (i) the achievement of the Threshold Company Performance Goal (measured at 80% of target), as defined in Section 5.03(a) of the Plan, for each Plan Year within the Performance Period, (ii) the achievement of any applicable Company Performance Goals, as defined in Section 5.03(a) of the Plan, and (iii) the achievement of any applicable Participant Performance Goals, as defined in
Section 5.03(b) of the Plan. Notwithstanding clause (b)(i) of the preceding sentence, with respect to the First Performance Period, as defined in Section
5.04 of the Plan, the Threshold Company Performance Goal (measured at 80% of target), need only be achieved for the individual Plan Years within the Performance Period in order for an Incentive Award for such Plan Years to be paid pursuant to Section 6.01 of the Plan.

     SECTION 5.03.  Performance Goals.

     (a) Company Performance Goals. Within 90 days after the commencement of the Performance Period, the Committee shall establish specific performance goals ("Company Performance Goals") for the Company, which may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute values or rates of change: earnings per share, earnings per share growth rates, return on total capital, stock price, revenues, revenues from operations, costs, net income, operating income, operating margin, cash flow, market share, return on equity, return on assets and total shareholder return. The Committee shall designate one or more of such Company Performance Goals as the threshold Company Performance Goal (the "Threshold Company Performance Goal") and the weighting among the various Company Performance Goals established. Except as provided in the last sentence of
Section 5.02 of the Plan with respect to the First Performance Period, in order for any Incentive Awards to be paid to Participants with respect to a Performance Period, the Threshold Company Performance Goal established by the Committee for such Performance Period (measured at 80% of target) must be achieved for each Plan Year within the Performance Period.

     (b) Participants' Performance Goals. Within 90 days after the commencement of the Performance Period, the Committee shall establish specific performance goals for individual Participants (the "Participant Performance Goals"), which may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute values or rates of change: number of accounts, gross margin, workers' compensation claims, budgets, cost per hire, turnover rate, training costs and expenses.

     (c) Calculation. When the Company Performance Goals and Participants' Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Company and Participant Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational or extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation.

     SECTION 5.04. Performance Periods. Unless otherwise determined by the Committee, there shall be three year Performance Periods under the Plan. A new Performance Period shall commence on the first day of each Plan Year and end on December 31 of the third year of such Performance Period. The first Performance Period under the Plan shall commence on January 1, 2003 and end on December 31, 2005 (the "First Performance Period"), and each succeeding Performance Period shall commence on January 1 of each successive Plan Year and end on December 31 of the third year of such Performance Period.

     SECTION 5.05. Discretion. The Committee shall have no discretion to increase any Incentive Target or Incentive Award payable that would otherwise be due upon attainment of the Performance Goals, or otherwise modify any Performance Goals associated with a Performance Period, but the Committee may in its discretion reduce or eliminate such Incentive Target or Incentive Award; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Incentive Target or Incentive Award payable to any other Participant.

     SECTION 5.06. Determination of Incentive Award. The amount of a Participant's Incentive Award for a Plan Year, if any, shall be determined by the Committee or its delegate in accordance with the level of achievement of the applicable Performance Goals, the Participant's Incentive Target for such level of achievement and the other terms of the Plan, and shall be communicated in writing to the Participant within 90 days following the end of the Performance Period to which such Incentive Award relates or, with respect to levels of achievement attained for any Plan Year within a Performance Period, communicated periodically as may be determined by the Committee. Prior to any payment of the Incentive Awards hereunder, the Committee shall determine and certify in writing the extent to which the Performance Goals and other material terms of the Plan were satisfied.

     SECTION 5.07. Maximum Incentive Awards. Notwithstanding any other provision of this Plan, the maximum amount payable in cash to any one Participant under the Plan with respect to any Performance Period shall be $500,000 and the maximum number of shares of Common Stock granted to any one Participant under the Plan with respect to any Performance Period shall be 50,000 shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code. The aggregate maximum number of shares of Common Stock which may be issued under the Plan is 750,000, subject to the adjustment and substitution as set forth in Section 7. If shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding, the grantee received no dividends or other "benefits of ownership" from such shares. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

     SECTION 6.  Payment to Participants.

     SECTION 6.01. Timing of Payment. An Incentive Award for a Performance Period shall be paid to the Participant, or in the case of death to the Participant's beneficiary, on or before March 30th of the year following the end of such Performance Period, except in the case of the Incentive Awards for the First Performance Period, which shall be paid on or before March 30th of the year following the end of each Plan Year within the First Performance Period.

     SECTION 6.02. Beneficiary Designation. A Participant may file a completed designation of beneficiary form with the Committee or its delegate in the form prescribed. Such designation may be made, revoked or changed by the Participant at any time before the earlier of death or receipt of any unpaid Incentive Awards, but such designation of beneficiary will not be effective and supersede all prior designations until it is received and acknowledged by the Committee or its delegate. If the Committee has any doubt as to the proper beneficiary to receive payments hereunder, the Committee shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made in good faith shall fully discharge the Committee, the Company, its subsidiaries and the Board from all further obligations with respect to that payment.

     SECTION 6.03. Form of Payment. Except as provided in the second succeeding sentence, payment of Incentive Awards shall be made 50% in cash and 50% in Common Stock of the Company. One-half of the Common Stock payment shall be subject to restrictions and risk of forfeiture in the event the Participant's employment with the Company and all of its subsidiaries is terminated for any reason prior to the first year anniversary of the end of the Performance Period to which such payment of Common Stock relates, and shall be held in escrow by the Company until lapse of such risk of forfeiture. Payment of Incentive Awards for the First Performance Period shall be paid (i) in cash with respect to the First Plan Year within the First Performance Period; (ii) 50% in cash and 50% in Common Stock of the Company with respect to the second Plan Year within the First Performance Period; and (iii) in Common Stock with respect to the third Plan Year within the First Performance Period; provided, however, that all such Common Stock shall be subject to restrictions and risk of forfeiture in the event the Participant's employment with the Company and all of its subsidiaries is terminated for any reason prior to the first year anniversary of the end of the Plan Year to which such payment of Common Stock relates, and shall be held in escrow by the Company until lapse of such risk of forfeiture.

     SECTION 6.04. Tax Withholding. All Incentive Awards and bonuses, whether or not deferred under the Plan, shall be subject to Federal income, FICA, and other tax withholding as required by applicable law.

     SECTION 7. Adjustment and Substitution of Shares. If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Incentive Awards and the maximum number of shares as to which shares may be granted during any Performance Period under
Section 5.07, shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any shares held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares on which they were distributed.

     If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Incentive Award, the number and kind of shares of stock or other securities or property into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any other property, into or for which any shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares in respect of which such stock, securities, or other property was issued or distributed.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Incentive Award which it determines are equitably required to prevent dilution or enlargement of the rights of Participants which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, or other property distributed with respect to any shares held in escrow or for which any shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares in respect of which such stock, securities, or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     SECTION 8.  Miscellaneous.

     SECTION 8.01. No Recourse. If the actual level of achievement of any Performance Goal taken into account for determination of an Incentive Award is found to be incorrect by the Company's independent certified public accountants or if the Threshold Company Goal is not achieved for each Plan Year within the First Performance Period, there shall be no recourse by the Company or any Participant. However, the Company shall have the right to reduce any subsequent payments yet to be made under the Plan for current and future Performance Periods.

     SECTION 8.02. Merger or Consolidation. All obligations for amounts earned but not yet paid under the Plan shall survive any merger, consolidation or sale of all or substantially all of the Company's or a subsidiary's assets to any entity, and be the liability of the successor to the merger or consolidation or the purchaser of assets, unless otherwise agreed to by the parties thereto.

     SECTION 8.03. Gender and Number. The masculine pronoun whenever used in the Plan shall include the feminine and vice versa. The singular shall include the plural and the plural shall include the singular whenever used herein unless the context requires otherwise.

     SECTION 8.04. Construction. The provisions of the Plan shall be construed, administered and governed by the laws of the Commonwealth of Pennsylvania, including its statute of limitations provisions, but without reference to conflicts of law principles. Titles of Sections of the Plan are for convenience of reference only and are not to be taken into account when construing and interpreting the provisions of the Plan.

     SECTION 8.05. Non-alienation. Except as may be required by law, neither the Participant nor any beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be payable hereunder, including in respect of any liability of a Participant or beneficiary for alimony or other payments for the support of a spouse, former spouse, child or other dependent, prior to actually being received by the Participant or beneficiary hereunder, nor shall the Participant's or beneficiary's rights to benefit payments under the Plan be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or beneficiary or to the debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary, or transfer by operation of law in the event of bankruptcy or insolvency of the Participant or any beneficiary, or any legal process.

     SECTION 8.06. No Employment Rights. Neither the adoption of the Plan nor any provision of the Plan shall be construed as a contract of employment between the Company or a subsidiary and any employee or Participant, or as a guarantee or right of any employee or Participant to future or continued employment with the Company or a subsidiary, or as a limitation on the right of the Company or a subsidiary to discharge any of its employees. Specifically, designation as a Participant does not create any rights, and no rights are created under the Plan, with respect to continued or future employment or conditions of employment.

     SECTION 8.07. Minor or Incompetent. If the Committee determines that any Participant or beneficiary entitled to a payment under the Plan is a minor or incompetent by reason of physical or mental disability, it may, in its sole discretion, cause any payment thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Company, its subsidiaries, the Plan, the Committee and the Board.

     SECTION 8.08. Illegal or Invalid Provision. In case any provision of the Plan shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced without regard to such.

     SECTION 8.09. Amendment or Termination of this Plan. The Board shall have the right to amend or terminate the Plan at any time, provided that any termination shall automatically end all of the outstanding Performance Periods and calculations shall be made with respect to achievement of the Performance Goals for such Performance Periods for the purpose of determining whether any partial Incentive Awards may be payable under the Plan; provided, further, that in the event any partial Incentive Awards are payable, such amounts shall be paid as soon as practicable following termination of the Plan in the form and subject to any restrictions determined by the Committee in its sole discretion. No employee or Participant shall have any vested right to payment of any Incentive Award hereunder prior to its payment. The Company shall notify affected employees in writing of any amendment or Plan termination.

     SECTION 8.10. Unsecured Creditor. The Plan constitutes a mere promise by the Company or a subsidiary to make benefit payments in the future. The Company's and the subsidiaries' obligations under the Plan shall be unfunded and unsecured promises to pay. The Company and the subsidiaries shall not be obligated under any circumstance to fund their respective financial obligations under the Plan. Any of them may, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan. To the extent that any Participant or beneficiary or other person acquires a right to receive payments under the Plan, such right shall be no greater than the right, and each Participant and beneficiary shall at all times have the status, of a general unsecured creditor of the Company or a subsidiary.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            MICHAEL BAKER CORPORATION
                                 April 24, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ x ]

1. Elect Directors
                                        NOMINEES:
[  ]   FOR ALL NOMINEES                 O Robert N. Bontempo
                                        O Nicholas P. Constantakis
[  ]   WITHHOLD AUTHORITY               O William Copeland
       FOR ALL NOMINEES                 O Donald P. Fusilli, Jr.
                                        O Roy V. Gavert, Jr.
[  ]   FOR ALL EXCEPT                   O Thomas D. Larson
       (See instructions below)         O John E. Murray, Jr.
                                        O Richard L. Shaw

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]






--------------------------------------------------------------------------------

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note    [  ]
that changes to the registered name(s) on the account may not be submitted via this method.


                                                         FOR   AGAINST   ABSTAIN
2. Approve New Long-Term Incentive Compensation Plan     [ ]     [ ]       [ ]


Signature of Stockholder                                       Date:
                         -------------------------------------      ------------
Signature of Stockholder                                       Date:
                         -------------------------------------      ------------

Note: Please sign exactly as your name or names appear on this Proxy.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

       YOU MAY RECEIVE BETWEEN ONE AND THREE PROXY CARDS FOR COMMON STOCK. PLEASE VOTE EACH PROXY CARD THAT YOU RECEIVE AS EACH CARD REPRESENTS SEPARATE SHARES OF COMMON STOCK HELD BY YOU.



                                      PROXY
                            MICHAEL BAKER CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder hereby appoints Richard L. Shaw and Donald
P. Fusilli, Jr. and each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, and in their discretion on any other business which may properly come before the Annual Meeting, all the shares of stock of Michael Baker Corporation (the "Company"), held of record by the undersigned on March 20, 2003, at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on April 24, 2003, or any adjournments thereof. If this proxy card is executed and no direction is given, such shares will be voted "FOR" Items 1 and 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            MICHAEL BAKER CORPORATION
                                 April 24, 2003

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy
card in the envelope provided as soon
as possible.
            - OR -                           ----------------------------------
TELEPHONE - Call toll-free 1-800-PROXIES     COMPANY NUMBER
from any touch-tone telephone and follow     ----------------------------------
the instructions. Have your control          ACCOUNT NUMBER
number and proxy card available when         ----------------------------------
call.                                        CONTROL NUMBER
            - OR -                           ----------------------------------
INTERNET - Access "www.voteproxy.com"
and follow the on-screen instructions.
Have your control number available
when you access the web page.

         Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ x ]


1. Elect Directors
                                        NOMINEES:
[  ]   FOR ALL NOMINEES                 O Robert N. Bontempo
                                        O Nicholas P. Constantakis
[  ]   WITHHOLD AUTHORITY               O William Copeland
       FOR ALL NOMINEES                 O Donald P. Fusilli, Jr.
                                        O Roy V. Gavert, Jr.
[  ]   FOR ALL EXCEPT                   O Thomas D. Larson
       (See instructions below)         O John E. Murray, Jr.
                                        O Richard L. Shaw


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:



-------------------------------------------------------------------------------

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note    [  ]
that changes to the registered name(s) on the account may not be submitted via this method.

                                                        FOR   AGAINST   ABSTAIN
2. Approve New Long-Term Incentive Compensation Plan    [ ]     [ ]       [  ]


Signature of Stockholder                                       Date:
                         -------------------------------------      ------------
Signature of Stockholder                                       Date:
                         -------------------------------------      ------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.